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                                                                    Exhibit 99.1


    Certification Pursuant to Section 906 of the Sarbanes--Oxley Act of 2002
           (Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes--Oxley Act of 2002)

In connection with the Quarterly Report of Steel Dynamics, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Keith E. Busse, President and Chief Executive Officer of the Company, and Tracy L. Shellabarger, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes--Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:   /s/   KEITH E. BUSSE
    -----------------------------------------------------
                      Keith E. Busse
           President and Chief Executive Officer
                      August 14, 2002

By:     /s/ TRACY L. SHELLABARGER
      ----------------------------------------------------------
                   Tracy L. Shellabarger
        Vice President and Chief Financial Officer
                      August 14, 2002




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